UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2012

CALIFORNIA GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-134549	83-483725
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

California Gold Corp.

4515 Ocean View Blvd., Suite 305

La Cañada, CA 91011

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James D. Davidson

California Gold Corp.

4515 Ocean View Blvd., Suite 305

La Cañada, CA 91011

(818) 542-6891

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Adam S. Gottbetter, Esq.

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY 10022

(212) 400-6900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On March 16, 2012, California Gold Corp. (“we” or, the “Company”) held a closing of a private placement offering (the “Offering”) pursuant to which the Company sold to various accredited investors and non-U.S. persons (collectively, the “Investors”) 4,250,000 units of its securities (the “Units”) for gross proceeds of $170,000, at an offering price of $0.04 per Unit. Each of the Units consists of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one-half share of Common Stock at an exercise price of $0.06 per whole share (the “Warrants”). The Warrants will be exercisable from issuance until twenty four (24) months after the closing of the Offering. The Company plans to use the net proceeds of this Offering for general working capital purposes.

The subscription agreements (the “Subscription Agreements”) between the Company and each of the Investors in the Offering provide the Investors with certain “piggyback” registration rights covering the shares of Common Stock included in the Units and issuable upon exercise of the Warrants.

The sales of the Units and the securities contained therein were exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering. The purchasers of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate restrictive legends are being affixed to the Common Stock certificates and Warrants issued in the Offering. All purchasers of the securities represented and warranted, among other things, that they were accredited investors within the meaning of Regulation D and/or non-U.S. persons within the meaning of Regulation S, that they had the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in the Company and had the ability to bear the economic risks of the investment, and that they had adequate access to information about the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Gold Corp.

Date: March 16, 2012	By:	/s/ James D. Davidson
	Name:	James D. Davidson
	Title:	Chief Executive Officer and President

3